FUND B

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Separate Account Fund B

Supplement Dated December 4, 2020

to the

Prospectus Dated May 1, 2003

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of the Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

Effective on December 1, 2020 the following subaccount will be available to contracts.

SUBACCOUNT	UNDERLYING FUND PORTFOLIO	ADVISOR/SUB-ADVISER
TA S&P 500 Index	Transamerica S&P 500 Index VP	SSGA Fund Management, Inc.

Investment Objective: Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index.

Effective on December 1, 2020 (the “Merger Date”), based on changes to the underlying fund portfolios, Transamerica S&P 500 Index was added to this product and the following merger will occur:

EXISTING SUBACCOUNT	ACQUIRING SUBACCOUNT	EXISTING PORTFOLIO	ACQUIRING PORTFOLIO
TA WMC US Growth II	TA S&P 500 Index	Transamerica WMC US Growth II VP	Transamerica S&P 500 Index VP

We have been informed that on December 1, 2020, the underlying fund portfolio referenced above under Existing Portfolio will merge into the Acquiring Portfolio. If you would like to transfer out of the Existing or Acquiring Subaccount prior to or after the merger date, you may transfer your policy value to any of the subaccounts listed in your Prospectus.

Please make sure that a transfer request does not violate any allocation guidelines and/or restrictions in place for your policy applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing). As of the start of business on the Merger Date, you may no longer use automated transfer features such as asset rebalancing or dollar cost averaging with the Existing Subaccount. If you are using an automated transfer feature such as asset rebalancing or dollar cost averaging with the Existing Subaccount, you should contact us immediately to make alternate arrangements. If you have not made alternate arrangements by the Merger Date, any subsequent allocations to the Existing Subaccount will be directed to the money market subaccount.

You will not be charged for the transfer made due to the merger. In addition, if you reallocate your policy value to another subaccount due to the merger, you will not be charged for the transfer to another available subaccount if made prior to the merger or within 30 days after the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each policy year.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.